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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 26, 2001 included in Briggs & Stratton Corporation's Form 10-K for the year ended July 1, 2001, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
October 26, 2001